Exhibit 10.5

Execution Copy

FOURTH AMENDED AND RESTATED GUARANTEE AGREEMENT

FOURTH AMENDED AND RESTATED GUARANTEE AGREEMENT, dated as of June 28, 2007 (as amended, restated, supplemented, or otherwise modified from time to time, this “Guarantee”), made by GRAMERCY CAPITAL CORP., a Maryland corporation having its principal place of business at c/o SL Green Realty Corp., 420 Lexington Avenue, New York, New York 10170 (the “Parent”) and GKK CAPITAL LP, a Delaware limited partnership having its principal place of business at c/o SL Green Realty Corp., 420 Lexington Avenue, New York, New York 10170, GRAMERCY INVESTMENT TRUST, a Maryland real estate investment trust, and GKK TRADING CORP., a Delaware corporation (each, a “Guarantor”, and collectively, with Parent, the “Guarantors”), jointly and severally, in favor of the Buyers referred to below and WACHOVIA BANK, NATIONAL ASSOCIATION (“WBNA”) and any of its parent, subsidiary or affiliated companies, as agent for the Buyers (collectively, in such capacity, the “Agent”).

RECITALS

In connection with that certain Third Amended and Restated Master Repurchase Agreement, dated as of October 13, 2006 (as heretofore amended or otherwise modified, the “Existing Repurchase Agreement”), between WBNA, as buyer, and Gramercy Warehouse Funding I LLC (“GWF-I”) and GKK Trading Warehouse I LLC (“GKK Trading”), as sellers, the Guarantors entered into in favor of WBNA that certain Third Amended and Restated Guarantee Agreement, dated as of even date therewith (as heretofore amended or otherwise modified, the “Existing Guarantee”).

The Existing Repurchase Agreement is being amended by that certain First Amendment to Third Amended and Restated Master Repurchase Agreement, of even date herewith (as amended, and collectively with the Existing Repurchase Agreement, the “Repurchase Agreement”), by and among GWF-I, GKK Trading, GKK 450 Lex LLC (“GKK 450”) and the additional sellers from time to time parties thereto (the “Additional Sellers”, together with GWF-I, GKK Trading and GKK 450, collectively, the “Sellers”, each, a “Seller”), WBNA and the additional buyers from time to time parties thereto (collectively, the “Buyers”, each, a “Buyer”) and the Agent, with Wachovia Capital Markets, LLC, as the Sole Lead Arranger.

It is a condition precedent to the effectiveness of the Repurchase Agreement that each Guarantor shall have executed and delivered this Guarantee in connection with each of the representations, warranties, covenants, indemnities (including but not limited to any indemnification for environmental conditions) and other obligations of (i) the Sellers with respect to the Buyer under each of the Repurchase Documents and (ii) the Seller that requests any Letter of Credit issued in accordance with Section 3.07 of the Repurchase Agreement with respect to the Letter of Credit Issuers (collectively, the “Obligations”).

NOW, THEREFORE, in consideration of the foregoing premises, to induce the Buyer to enter into the Repurchase Documents and to enter into the transactions contemplated thereunder, the Guarantors hereby agree with the Agent and the Buyers, as follows:

1.             Defined Terms. Unless otherwise defined herein, terms which are defined in the Repurchase Agreement and used herein are so used as so defined.

(a)           “Capital Expenditures” shall mean, for any period, the product of (a) $0.15 multiplied times (b) the average number of square feet, during the period in question, in improvements constituting part of Real Property Assets owned by the Parent and/or its Consolidated Subsidiaries with respect to which the Parent and/or its Consolidated Subsidiaries has financial responsibility for recurring expenditures which are capitalized on the balance sheet of the Parent in conformity with GAAP, but expressly excluding portions of improvements which are leased to Persons which are not Consolidated Subsidiaries who have responsibility for repair, maintenance and/or replacement in accordance with the applicable lease or otherwise.

(b)           “Consolidated Subsidiaries” shall mean any Subsidiary of Parent, or any other entity, which is consolidated with Parent in accordance with GAAP or which is required under GAAP to be consolidated with Parent.

(c)           “Debt Service” shall mean, for any period, the sum of (a) Interest Expense of the Parent and its Subsidiaries determined on a consolidated basis for such period, and (b) all regularly scheduled principal payments made with respect to Indebtedness of the Parent and its Subsidiaries during such period, other than any balloon, bullet, margin or similar principal payment which repays such Indebtedness in full. Debt Service shall include a proportionate share of items (a) and (b) of all Unconsolidated Affiliates.

(d)           “FAS 140” shall mean Statement No. 140 of the Financial Accounting Standards Board.

(e)           “Fixed Charge Coverage Ratio” shall mean, for any Person during any period, the Consolidated Adjusted EBITDA for such period (after adding back all applicable Incentive Fees), divided by the Fixed Charges for the same period.

(f)            “Fixed Charges” shall mean, for any Person during any period, the sum of (a) Debt Service, (b) all Preferred Dividends, (c) Capitalized Lease Obligations paid or accrued during such period, (d) Capital Expenditures (if any), and (e) any amounts payable under any Ground Lease. Fixed Charges shall include a proportionate share of items (a), (b), (c), (d) and (e) of all Unconsolidated Affiliates.

(g)           “Incentive Fees” shall mean the payments due to the Holders of Class B Units pursuant to the terms of the version of Section 5.01C of the Agreement of Limited Partnership of GKK Capital LP dated August 2, 2004 that is in effect on June 28, 2007.

(h)           “Interest Expense” consists of any Person’s total interest expense incurred (in accordance with GAAP), including capitalized or accruing interest (but excluding interest funded under a construction loan), on a consolidated basis plus the Person’s pro rata share of Interest Expense from Joint Venture Investments and Unconsolidated Affiliates, without duplication for the most recent period.

(i)               “Letter of Credit” shall mean any letter of credit issued pursuant to Section 3.07 of the Repurchase Agreement.

(j)                “QSPE” shall mean a qualified special purpose entity for purposes of FAS 140.

(k)              “Real Property Assets” shall mean, as of any time, the real property assets (including interests in preferred equity and participating mortgages in which the lender’s interest therein is characterized as equity according to GAAP) owned directly or indirectly by the Guarantors or a Consolidated Subsidiary at such time.

(l)               “Special Dividend Distributions” shall mean any cash distributions, to the extent necessary to eliminate taxes pursuant to Sections 857(b)(3) and 4981 of the Internal Revenue Code.

(m)             “Tangible Net Worth” shall mean, as of a particular date and calculated on a consolidated basis: (1) all amounts which would be included under capital (or any like caption) on a consolidated balance sheet of any Person(s) at such date, determined in accordance with GAAP, less (2) (i) amounts owing to such Person(s) from any Affiliates thereof, or from officers, employees, partners, members, directors, shareholders or other Persons similarly affiliated with such Person(s) or their respective Affiliates, (ii) intangible assets (other than Interest Rate Protection Agreements specifically related to the Purchased Assets), (iii) prepaid taxes and/or expenses and (iv) the value of any Purchased Asset which, after its Closing Date, becomes an REO Property.

(n)              “Total Assets”: At any time, an amount equal to the aggregate book value of all assets owned by any Person(s), determined on a non-consolidated basis.

(o)              “Total Indebtedness”: At any time, without duplication, all Indebtedness and Contingent Liabilities of any Person and all Subsidiaries thereof, determined on a non-consolidated basis.

(p)              “Total Liabilities Ratio”: As to any Person, the ratio of (a) the Total Indebtedness of such Person to (b) the Total Assets of such Person.

(q)              “Trust Preferred Securities” shall mean instruments that entitle the holders thereof to receive payments that depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders thereof) on the cash flow from the pool of trust securities issued by a wholly-owned subsidiary of a U.S. financial institution or an insurance holding company which uses the proceeds of such issuance to purchase a portfolio of debt securities issued by its parent. They generally have the following characteristics: (i) the trust securities are non-amortizing preferred stock securities; (ii) the trust securities have a 30-year maturity with a 5- or 10-year non-call period; and (iii) the trust securities are subordinated debt.

2.              Guarantee.   (a)   Each Guarantor hereby unconditionally and irrevocably guarantees to the Agent and the Buyers the prompt and complete payment and performance by each Seller when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(a)            (i) Subject to clause (b)(ii) below, the maximum liability the Guarantors hereunder and under the Repurchase Documents shall in no event exceed 10% of the greater of (i) the outstanding aggregate Purchase Price under the Repurchase Agreement and the (ii) total capitalization (including all debt and equity capitalization) of the Sellers.

(ii)           With respect to any Obligations arising under or related to any Letter of Credit, the limitation of the maximum liability of the Guarantors pursuant to clause (i) above shall be of no force and effect.

(c)           Notwithstanding the foregoing, the limitation on recourse liability as set forth in subsection (b) above SHALL BECOME NULL AND VOID and shall be of no further force and effect and the Obligations immediately shall become fully recourse to the Sellers and Guarantors, jointly and severally, in the event of any of the following:

(i)            a voluntary bankruptcy or insolvency proceeding is commenced by any Seller under the U.S. Bankruptcy Code or any similar federal or state law;

(ii)           an involuntary bankruptcy or insolvency proceeding is commenced against any Seller or either Guarantor in connection with which any Seller, either Guarantor, or any Affiliate of any of the foregoing has or have colluded in any way with the creditors commencing or filing such proceeding;

(iii)          fraud or intentional misrepresentation by any Seller, either Guarantor or any other Affiliate of any Seller or either Guarantor in connection with the execution and the delivery of this Guarantee, the Repurchase Agreement, or any of the other Repurchase Documents, or any certificate, report, financial statement or other instrument or document furnished to the Agent or any Buyer at the time of the closing of the Repurchase Agreement or during the term of the Repurchase Agreement;

(iv)          any material breach of the separateness covenants contained in the Repurchase Agreement;

(v)           any material breach of any representations and warranties contained in any Repurchase Document including but not limited to any representations and warranties relating to Environmental Matters, or any indemnity for costs incurred in connection with the violation of any Environmental Law, the correction of any environmental condition, or the removal of any Materials of Environmental Concern, in each case in any way affecting any Seller’s or any of its Affiliates’ properties or any of the Mortgage Assets; or

(vi)          Parent at any time fails to maintain its status as a REIT.

(d)            In addition to the foregoing and notwithstanding the limitation on recourse liability set forth in subsection (b), Guarantors shall be jointly and severally liable for any losses, costs, claims, expenses or other liabilities incurred by the Agent or any Buyer arising out of or attributable to nonmaterial breaches of the items listed in (c)(iv) and (c)(v) above.

(e)                   Nothing herein shall be deemed to be a waiver of any right which the Agent or any Buyer may have under Section 506(a), 506(b), 1111(b) or any other provision of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Repurchase Agreement or to require that all collateral shall continue to secure all of the indebtedness owing to the Buyers and the Agent in accordance with the Repurchase Agreement or any other Repurchase Documents.

(f)            Each Guarantor further agrees to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Agent and any Buyer in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, either Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full, notwithstanding that from time to time prior thereto the Sellers may be free from any Obligations.

(g)                  No payment or payments made by any Seller or any other Person or received or collected by the Agent or any Buyer from any Seller or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantors hereunder which shall, notwithstanding any such payment or payments, remain liable for the amount of the Obligations until the Obligations are paid in full.

(h)           Each Guarantor agrees that whenever, at any time, or from time to time, either Guarantor shall make any payment to the Agent for the ratable benefit of the Buyers on account of such Guarantor’s liability hereunder, such Guarantor will notify the Agent in writing that such payment is made under this Guarantee for such purpose.

3.                     Subrogation. Upon making any payment hereunder, Guarantors shall be subrogated to the rights of the Agent and the Buyers against Sellers and any collateral for any Obligations with respect to such payment; provided that Guarantors shall not seek to enforce any right or receive any payment by way of subrogation until all amounts due and payable by Sellers to the Agent or any Buyer under the Repurchase Documents or any related documents have been paid in full; and further provided that such subrogation rights shall be subordinate in all respects to all amounts owing to the Buyers and the Agent under the Repurchase Documents.

4.                     Amendments, etc. with Respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against such Guarantor, and without notice to or further assent by such Guarantor, any demand for payment of any of the Obligations made by the Agent for the benefit of the Buyers may be rescinded by the Agent on behalf of the Buyers and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent on behalf of the Buyers, and any Repurchase Document and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent for the benefit of the Buyers for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Agent shall have no obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against Guarantors, the Agent may, but shall be under no obligation to, make a similar demand on any Seller or any other guarantor, and any failure by the Agent to make any such demand or to collect any payments from any Seller or any such other guarantor or any release of any Seller or such other guarantor shall not relieve either Guarantor of its Obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent against either Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

5.             Guarantee Absolute and Unconditional. (a)   Each Guarantor hereby agrees that its obligations under this Guarantee constitute a guarantee of payment when due and not of collection. Guarantors waive any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or the Buyers upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee; and all dealings between any Seller or either Guarantor, on the one hand, and the Agent or any Buyer, on the other hand, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives promptness, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Sellers or the Guarantee with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity, regularity or enforceability of any Agreement, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Buyer, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Seller against the Agent or any Buyer, (iii) any requirement that the Agent or any Buyer exhaust any right to take any action against any Seller or any other Person prior to or contemporaneously with proceeding to exercise any right against Guarantors under this Guarantee or (iv) any other circumstance whatsoever (with or without notice to or knowledge of the Sellers or the Guarantors) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Sellers for the Obligations or of the Guarantors under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Agent may, but shall be under no obligation, to pursue such rights and remedies that the Agent or the Buyers may have against the Sellers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent to pursue such other rights or remedies or to collect any payments from the Sellers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Seller or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve either Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Buyer against either Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and its respective successors and assigns thereof, and shall inure to the benefit of the Agent and the Buyers, and their respective successors, endorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full, notwithstanding that from time to time during the term of the Repurchase Documents any Seller may be free from any Obligations.

(a)           Without limiting the generality of the foregoing, each Guarantor hereby agrees, acknowledges, and represents and warrants to the Agent and the Buyers as follows:

(i)            Each Guarantor hereby waives any defense arising by reason of, and any and all right to assert against the Agent or any Buyer any claim or defense based upon, an election of remedies by the Agent or any Buyer which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes such Guarantor’s subrogation rights, rights to proceed against the Sellers, or any other guarantor for reimbursement or contribution, and/or any other rights of such Guarantor to proceed against the Sellers against any other guarantor, or against any other person or security.

(ii)           Each Guarantor is presently informed of the financial condition of the Sellers and of all other circumstances which diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Guarantor hereby covenants that it will make its own investigation and will continue to keep itself informed about each of the Seller’s financial condition, the status of other guarantors, if any, of all other circumstances which bear upon the risk of nonpayment and that it will continue to rely upon sources other than the Agent and the Buyers for such information and will not rely upon the Agent or any Buyer for any such information. Absent a written request for such information by either Guarantor to the Agent, each Guarantor hereby waives the right, if any, to require the Agent to disclose to the Guarantor any information which the Agent may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of or revocation by any other guarantor.

(iii)          Each Guarantor has independently reviewed the Repurchase Documents and related agreements and has made an independent determination as to the validity and enforceability thereof, and in executing and delivering this Guarantee to the Agent, such Guarantor is not in any manner relying upon the validity, and/or enforceability, and/or attachment, and/or perfection of any liens or security interests of any kind or nature granted by the Sellers or any other guarantor to the Agent or any Buyer, now or at any time and from time to time in the future.

6.             Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Seller or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any of the Sellers or any substantial part of any Seller’s property, or otherwise, all as though such payments had not been made.

7.                     Payments. Each Guarantor hereby agrees that the Obligations will be paid to the Agent for the ratable benefit of the Buyers without set-off or counterclaim in U.S. Dollars at the address specified in writing by the Agent.

8.                     Representations and Warranties. Each Guarantor represents and warrants that:

(a)           the Guarantor has the legal capacity and the legal right to execute and deliver this Guarantee and to perform the Guarantor’s obligations hereunder;

(b)           no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

(c)           this Guarantee has been duly executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in proceedings in equity or at law);

(d)           the execution, delivery and performance of this Guarantee will not violate any law, treaty, rule or regulation or determination of an arbitrator, a court or other governmental authority, applicable to or binding upon the Guarantor or any of its property or to which the Guarantor or any of its property is subject (“Requirement of Law”), or any provision of any security issued by the Guarantor or of any agreement, instrument or other undertaking to which the Guarantor is a party or by which it or any of its property is bound (“Contractual Obligation”), and will not result in or require the creation or imposition of any lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

(e)           no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of the Guarantor’s properties or revenues with respect to this Guarantee or any of the transactions contemplated hereby; and

(f)            except as disclosed in writing to the Agent prior to the date hereof, the Guarantor has filed or caused to be filed all tax returns which, to the knowledge of the Guarantor, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against him or any of the Guarantor’s property and all other taxes, fees or other charges imposed on him or any of the Guarantor’s property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings); no tax lien has been filed, and, to the knowledge of the Guarantor, no claim is being asserted, with respect to any such tax, fee or other charge.

Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each Transaction under the

Repurchase Agreement, on and as of such date of the Transaction, as though made hereunder on and as of such date.

9.             Covenants.

(a)           Financial Statements. (i) As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of each Guarantor, each Guarantor shall deliver to the Agent and each Buyer the unaudited consolidated balance sheets of such Guarantor and its consolidated Subsidiaries (and, to the extent available, for each Seller) as at the end of such period and the related unaudited consolidated statements of income and retained earnings and of cash flows for such Guarantor and its consolidated Subsidiaries (and, to the extent available, for each Seller) for such period and the portion of the fiscal year through the end of such period, accompanied by a schedule of all contingent funding obligations and hedging positions of the Parent and its Consolidated Subsidiaries (and, to the extent available, for each Seller) and a certificate of a Responsible Officer, which certificate shall state that said consolidated financial statements fairly present in all material respects the consolidated financial condition and results of operations of the Parent and its consolidated Subsidiaries (and, to the extent applicable, for each Seller) in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end adjustments); provided, that the Agent and any Buyer may disclose such financial statements, if required, to its regulators, or as otherwise required by law.

(ii)           As soon as available and in any event within ninety (90) days after the end of each fiscal year of each Guarantor, each Guarantor shall deliver to the Agent and each Buyer the audited consolidated balance sheets of such Guarantor and its consolidated Subsidiaries (and, to the extent available, for each Seller) as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such Guarantor and its consolidated Subsidiaries (and, to the extent available, for each Seller) for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of each Guarantor and its consolidated Subsidiaries (and, to the extent applicable, for each Seller) as at the end of, and for, such fiscal year in accordance with GAAP, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default or Event of Default.

(iii)          Each Guarantor covenants and agrees that such Guarantor will not change its legal name or primary place of business without having provided to the Agent 30 day’s prior written notice of any such change.

(iv)          Each Guarantor covenants and agrees that it shall deliver to the Agent and each Buyer, within forty-five (45) days of after the end of each fiscal quarter, a statement of compliance accompanied by a certificate of a responsible officer, in the form attached hereto as Exhibit A, (A) stating that each of the representations, warranties and covenants contained herein have been complied with and (B) attaching a current copy of such Guarantor’s organizational chart (depicting and delineating all of such Guarantor’s consolidated and non-consolidated Subsidiaries).

(b)           Limitation on Distributions. Parent shall not declare or make any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or partnership interest of Parent, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Parent, except, so long as no Default, Event of Default or Margin Deficit shall have occurred and be continuing, Parent may make (i) such payments solely to the extent necessary to preserve its status as a REIT, (ii) quarterly dividend distributions in an amount up to 100% of its FFO for the immediately preceding fiscal quarter, (iii) an annual dividend distribution, so long as the total amount thereof, when combined with the previous four (4) quarterly dividend distributions described herein does not exceed an amount equal to one hundred percent (100%) of Parent’s consolidated FFO for the immediately preceding four (4) fiscal quarters and (iv) Special Dividend Distributions and Parent may, also so long as no Default, Event of Default or Margin Deficit shall have occurred and be continuing, make cash distributions to its shareholders to the extent necessary to (A) avoid the payment by Parent of taxes imposed under Sections 857(b)(1) and 4981 of the Code and (B) allow its shareholders to pay any taxes imposed on them under Sections 857(b)(3), (4), (5), (6) or (7) of the Code. Nothwithstanding the foregoing restrictions, nothing in this Section 9(b) shall limit the ability of any Guarantor to effect a buy back of its Capital Stock pursuant to Section 9(k).

(c)           Minimum Interest Coverage Ratio. At no time during any Test Period shall the ratio of (i) the sum of Consolidated Adjusted EBITDA of the Guarantors (calculated on an aggregate basis after adding back all applicable Incentive Fees) to (ii) Consolidated Interest Expense of the Guarantors (calculated on an aggregate basis) be less than 1.35 to 1.00.

(d)                  Maintenance of Ratio of Consolidated Total Indebtedness to Consolidated Total Assets. At no time shall the ratio of the Consolidated Total Indebtedness of the Guarantors (calculated on an aggregate basis after including each Guarantor’s pro-rata share of the Indebtedness and Contingent Liabilities of any off balance sheet securitization vehicles in which each such Guarantor or any of their respective Subsidiaries, Affiliates or Unconsolidated Affiliates own equity, other than any Unconsolidated Affiliates that are securitization vehicles which qualify as QSPEs) to the Consolidated Total Assets of the Guarantors (calculated on an aggregate basis after including each Guarantor’s pro-rata share of the then-current fair market value of each Guarantor’s interests in any of the assets of any off balance sheet securitization vehicles in which each such Guarantor or any of their respective Subsidiaries, Affiliates or Unconsolidated Affiliates own equity, other than any Unconsolidated Affiliates that are securitization vehicles which qualify as QSPEs) be greater than 0.90 to 1.00.

(e)           Positive Net Income. The consolidated Net Income of the Guarantors (calculated on an aggregate basis) shall at all times be equal to a positive amount.

(f)            Maximum Total Liabilities Ratio. At no time shall the Total Liabilities Ratio of the Guarantors (calculated on an aggregate basis after deducting the total amount of all

Trust Preferred Securities from the Total Indebtedness of the Guarantors) be greater than .85 to 1.00.

(g)           Minimum Liquidity Requirement. The Liquidity of the Guarantors (calculated on an aggregate basis) shall at no time be less than $15,000,000.

(h)           Fixed Charge Coverage Ratio. At no time shall the consolidated Fixed Charge Coverage Ratio of the Guarantors (calculated on an aggregate basis) be less than 1.25 to 1.00.

(i)            Minimum Tangible Net Worth. At no time shall the Tangible Net Worth of the Guarantors (calculated on an aggregate basis) be less than the sum of (x) $400,000,000, and (y) seventy-five percent (75%) of the net proceeds from the issuance by any Guarantor or any Subsidiary thereof of any of any Capital Stock of any class (whether in a public offering or a private placement) subsequent to the date of this Guarantee.

(j)            Prohibition on Additional Indebtedness. No Guarantor shall at any time incur any Indebtedness in excess of the sum of: (i) $300,000,000 with respect to future funding obligations under Mortgage Assets acquired by the Sellers, which future funding obligations shall exclude (A) all amounts committed for future fundings under either the Repurchase Agreement or the Amended and Restated Master Repurchase Agreement (dated as of October 13, 2006) between Goldman Sachs Mortgage Company, Gramercy Warehouse Funding II LLC and GKK Trading Warehouse II, LLC, net of any equity portions thereof which must be funded by any Guarantor or any Affiliates or Subsidiaries of any Guarantor, and (B) the amount of all such future funding obligations that are then-currently and exclusively allocated or budgeted by any Guarantor or any Affiliate or Subsidiary of any Guarantor, either as interest reserves or for the acquisition of additional Eligible Assets, in either case also net of any equity portions thereof which must be funded by any Guarantor or any Affiliates or Subsidiaries of any Guarantor, (ii) such Guarantor’s obligations under this Agreement, (iii) customary and standard trade payables incurred by such Guarantor in the ordinary course of business, provided that (A) the aggregate amount of any such outstanding trade payables shall at no time exceed $500,000, and (B) any such trade payable amounts shall be paid by such Guarantor within sixty (60) days of when they were incurred, (iv) fees payable under the Management Contract as in effect on the date hereof, (v) similar guarantee obligations with respect to other credit or repurchase facilities which provide financing for other Subsidiaries or Affiliates of such Guarantor (other than Sellers under the documents related to any of the transactions contemplated by the Repurchase Agreement), but only if such guarantee obligations are pari passu in class and right with the obligations to Buyer under the Repurchase Agreement, and only if Buyer receives a Non-Consolidation Opinion with respect to such obligations and (vi) the then-current outstanding balance of all unpaid obligations of any Guarantor under that certain First Amended and Restated Credit Agreement dated as of June 28, 2007, among GKK Capital LP, as borrower, Keybank National Association, as agent, the banks party thereto and Keybanc Capital Markets, as sole lead manager and arranger, but in no event shall the total amount of all obligations outstanding under such credit agreement exceed an amount equal to $225,000,000.

(k)           Buy Back of Capital Stock. No Guarantor shall be permitted to buy back any of its Capital Stock while this Guarantee remains in effect unless (1) no Margin Deficit,

Default or Event of Default exists under the Repurchase Agreement and (2) Sellers and each Guarantor shall continuously (and immediately thereafter) meet all covenants, conditions, representations and warranties, whether financial or otherwise, as set forth in any of the Repurchase Documents.

(l)            REIT Status. The Parent shall at all times continue to be (i) qualified as a real estate investment trust as defined in Section 856 of the Code, (ii) entitled to a dividends paid deduction under Section 857 of the code with respect to dividends paid by it with respect to each taxable year for which it claims a deduction on its FORM 1120-REIT filed with the United States Internal Revenue Service for such year.

(m)          Publicly Traded Company. The Parent shall at all times be a publicly traded company listed, quoted or traded on the New York Stock Exchange, NASDAQ or any such other nationally recognized stock exchange.

(n)           Interest Rate Protection Agreements. Each Guarantor which is from time to time party to any Interest Rate Protection Agreement related to any Purchased Asset shall make, or cause to be made, all payments from time to time due and payable by such Guarantor under such Interest Rate Protection Agreement directly into the Collection Account as contemplated under Section 5.01 of the Repurchase Agreement.

(o)           Internalization of Management. Parent shall not internalize the management of Parent without the prior written consent of the Agent; provided, however, that such consent shall be granted by the Agent so long as (1) no Margin Deficit, Default or Event of Default exists under the Repurchase Agreement, (2) Sellers shall, at the time of such internalization, and Parent shall cause Sellers to continue after such internalization to meet all covenants, conditions, representations and warranties, whether financial or otherwise, as set forth in any of the Repurchase Documents, and (3) Parent shall deliver to the Agent a fairness opinion, in form and substance acceptable to the Agent, provided by a nationally recognized expert in the related field acceptable to the Agent.

10.                  Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.                  Paragraph Headings. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

12.                  No Waiver; Cumulative Remedies. The Agent shall not by any act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

13.                  Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Agent, provided that, subject to any limitations set forth in the Repurchase Agreement, any provision of this Guarantee may be waived by the Agent in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Guarantee shall be binding upon the heirs, personal representatives, successors and assigns of the Guarantors and shall inure to the benefit of the Agent and the Buyers, and their respective successors and assigns. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

14.                  Notices. Notices by the Agent to any Guarantor may be given by mail, or by telecopy transmission, addressed to such Guarantor at the address or transmission number set forth under its signature below and shall be effective (a) in the case of mail, five days after deposit in the postal system, first class certified mail and postage pre-paid, (b) one Business Day following timely delivery to a nationally recognized overnight courier service for next Business Day delivery and (c) in the case of telecopy transmissions, when sent, transmission electronically confirmed.

15.                  SUBMISSION TO JURISDICTION; WAIVERS. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(A)                  SUBMITS FOR THE GUARANTOR AND THE GUARANTOR’S PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND THE OTHER LOAN DOCUMENTS TO WHICH THE GUARANTOR IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(B)                   CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT THE GUARANTOR MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(C)                   AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED

OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE GUARANTOR AT THE GUARANTOR’S ADDRESS SET FORTH UNDER THE GUARANTOR’S SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE BUYER SHALL HAVE BEEN NOTIFIED; AND

(D)                   AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

16.                  Integration. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Agent or any Buyer relative to the subject matter hereof not reflected herein.

17.                  Acknowledgments. Each Guarantor hereby acknowledges that:

(a)                  Guarantor has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the related documents;

(b)                  neither the Agent nor any Buyer has any fiduciary relationship to Guarantor, and the relationship between the Agent and the Buyers and Guarantor is solely that of surety and creditor; and

(c)                  no joint venture exists between or among any of the Agent, the Buyers, the Guarantors and the Sellers.

18.                  Amendment and Restatement. The Existing Guarantee is amended, restated and superseded in its entirety by this Guarantee. Each Guarantor confirms and agrees that it has no, and it hereby waives all, defenses, rights of setoff, claims, counterclaims or causes of action of any kind or description against the Agent and the Buyers arising under or in respect of the Existing Guarantee or any related document and each Guarantor hereby confirms, as of the date hereof, that each of the Agent and the Buyers is in full compliance with all of its undertakings and obligations under the Repurchase Documents.

19.                  WAIVERS OF JURY TRIAL. EACH OF THE GUARANTORS AND THE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY RELATED DOCUMENT AND FOR ANY COUNTERCLAIM HEREIN OR THEREIN.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.

GRAMERCY CAPITAL CORP., a Maryland Corporation

By:
Name: Hugh Hall
Title: Chief Operating Officer

Address for Notices:

420 Lexington Avenue
New York, New York 10170
Telephone: (212) 216-1713
Telecopy:
Attention: Bob Foley

With a copy to:

Richard Jones
Dechert LLP
4000 Bell Atlantic Tower, 1717 Arch Street
Philadelphia, Pennsylvania 19103-2793
Telephone: (215) 994-4000
Telecopy: (215) 994-2222

THE STATE OF NEW YORK	)
)
COUNTY OF NASSAU	)

Subscribed and sworn before me, a Notary Public in and for the County and State, this           day of June, in the year 2007.

NOTARY PUBLIC

My Commission Expires:

Signature Page to the Fourth Amended and Restated Guarantee agreement

IN WITNESS WHEREOF, the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.

GKK CAPITAL LP, a Delaware limited
partnership

		By:	GRAMERCY CAPITAL CORP., a Maryland corporation, its general partner

By:
Name: Hugh Hall
Title: Chief Operating Officer

Address for Notices:

420 Lexington Avenue
New York, New York 10170
Telephone: (212) 216-1713
Telecopy:
Attention: Bob Foley

With a copy to:

Richard Jones
Dechert LLP
4000 Bell Atlantic Tower, 1717 Arch Street
Philadelphia, Pennsylvania 19103-2793
Telephone: (215) 994-4000
Telecopy: (215) 994-2222

THE STATE OF NEW YORK	)
)
COUNTY OF NASSAU	)

Subscribed and sworn before me, a Notary Public in and for the County and State, this           day of June, in the year 2007.

NOTARY PUBLIC

My Commission Expires:

Signature Page to the Fourth Amended and Restated Guarantee agreement

IN WITNESS WHEREOF, the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.

GRAMERCY INVESTMENT TRUST, a Maryland real estate investment trust

		By:	GKK CAPITAL LP, a Delaware limited partnership

		By:	GRAMERCY CAPITAL CORP., a Maryland corporation, its general partner

By:
Name: Hugh Hall
Title: Chief Operating Officer

Address for Notices:

420 Lexington Avenue
New York, New York 10170
Telephone: (212) 216-1713
Telecopy:
Attention: Bob Foley

With a copy to:

Richard Jones
Dechert LLP
4000 Bell Atlantic Tower, 1717 Arch Street
Philadelphia, Pennsylvania 19103-2793
Telephone: (215) 994-4000
Telecopy: (215) 994-2222

THE STATE OF NEW YORK	)
)
COUNTY OF NASSAU	)

Subscribed and sworn before me, a Notary Public in and for the County and State, this           day of June, in the year 2007.

NOTARY PUBLIC

My Commission Expires:

Signature Page to the Fourth Amended and Restated Guarantee agreement

IN WITNESS WHEREOF, the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.

GKK TRADING CORP., a Delaware
corporation

		By:	GRAMERCY CAPITAL CORP., a Maryland corporation, its general partner

By:
Name: Hugh Hall
Title: Chief Operating Officer

Address for Notices:

420 Lexington Avenue
New York, New York 10170
Telephone: (212) 216-1713
Telecopy:
Attention: Bob Foley

With a copy to:

Richard Jones
Dechert LLP
4000 Bell Atlantic Tower, 1717 Arch Street
Philadelphia, Pennsylvania 19103-2793
Telephone: (215) 994-4000
Telecopy: (215) 994-2222

THE STATE OF NEW YORK	)
)
COUNTY OF NASSAU	)

Subscribed and sworn before me, a Notary Public in and for the County and State, this           day of June, in the year 2007.

NOTARY PUBLIC

My Commission Expires:

Signature Page to the Fourth Amended and Restated Guarantee agreement